Exhibit 99.1

Prospect Medical Holdings, Inc. (AMEX:PZZ) A Vertically-Integrated Medical Services Provider Serving Southern California October 2007

Safe Harbor This presentation contains forward-looking statements. Additional written or oral forward-looking statements may be made by the Company from time to time, in filings with the Securities and Exchange Commission, or otherwise. Statements contained herein that are not historical facts are forward-looking statements. Investors are cautioned that forward-looking statements, including the statements regarding anticipated or expected results, and the future introduction of new products, involve risks and uncertainties which may affect the Company's business and prospects, including those outlined in the Company's Form 10-K filed on December 28, 2006 and Form 10-Q filed on August 20, 2007. Any forward-looking statements contained in this presentation represent our estimates only as of the date hereof, or as of such earlier dates as are indicated, and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.

Investment Considerations Managed care management company serving southern California At 3/31/07, managed the medical care of 169,000 HMO enrollees through 12 IPAs and a network of 9,000 physicians FY 2006 revenues of $135.8 million, operating income of $8.3 million June 2007 - Acquired Two IPAs: Pomona Valley Medical Group and Upland Medical Group 81,000 lives in Los Angeles and San Bernardino counties FY 2006 revenues of $90.0 million, operating income of $9.0 million Nearly doubled Senior lives under management to 24,000 Prospect is now the sixth-largest IPA in southern California August 2007 - Acquired Alta Healthcare System 4 community-based hospitals in greater Los Angeles FY 2006 revenues of $107.0 million, operating income of $16.9 million after interest expense of $4.6 million Agreements with largest HMOs in southern California; PacifiCare, HealthNet, Blue Cross, Blue Shield, and InterValley are largest customers

History Started as a managed care management company Managed the healthcare of HMO enrollees assigned to affiliated Independent physicians Independent Physicians - primary care and specialists - are Associated by contract into medical groups called IPAs. The original business plan was to acquire and consolidate IPAs in our geographic area and increase profits at three levels. Increased HMO Rates Improved Specialist Physician Contracting Reduced Operating Expenses 1 3 2 We have successfully acquired and consolidated 14 IPA/Medical Groups

Prospect Audited Financial Data (1997 – 2006) $28.3 $53.9 $57.0 $56.7 $74.2 $70.1 $68.5 $129.5 $135.8 $133.5 Gross Revenue ($0.8) $1.1 $0.2 ($.08) $2.1 $1.9 $1.8 $8.7 $9.1 $8.2 Shareholders’ Equity Operating Income $3.8 $4.1 $3.3 $4.3 $4.7 $6.0 $7.2 $22.9 $27.0 $33.8 ($ in millions) Depreciation & Amortization FY ‘97 – $0.2 FY ‘98 - $1.2 FY ’99 - $1.7 FY ’00 - $1.5 FY ‘01 - $1.7 FY ‘02 - $0.6 FY ‘03 - $0.5 FY ‘04 - $0.7 FY ‘05 - $0.9 FY ‘06 - $1.5 -$1 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 $0 $20 $40 $60 $80 $100 $120 $140 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 $0 $5 $10 $15 $20 $25 $30 $35 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06

History - Evolving Market Over the last 10 years, Prospect has modified its tactics in response to changing health care dynamics I. HMOs instituted a multi-year series of large increases in premiums, changing the inexpensive HMO health insurance product into an expensive one. 1. Several consequences While HMO enrollees accepted rigorous management of their medical care and less TLC for a low premium, as the premiums rose so did complaints, leading to unfunded government mandates regarding utilization Increased medical expense Lower premium increases to IPAs as HMOs shifted money to pay-for-performance programs, a significant component of which was patient satisfaction Increased costs involved in changing from an economically-based contracting strategy 2. Employers shifted from HMOs to cheaper PPO products Higher deductibles shifting costs to employees Loss of members

II. Higher profit margins of Senior (Medicare) line has led to intense competition for the members, making their accrual more difficult Increased investment in IT, provider relations, member services Senior reimbursement now based on severity of illness Increased investment in disease coding functions to maximize reimbursement III. Hospitals gained pricing power Risk pools, a major source of revenue, dwindled HMOs became reluctant to market the senior product for those IPAs/Medical groups who did not have a full risk partner Replaced capitated hospitalists with employed hospitalists, exclusively seeing Prospect patients 24 x 7 Pursued further expansion of Prospect by vertically integrating with hospital History - Revised Tactics Initial benefits of internal investments realized in Q3 2007

Revenues 33,465 34,572 34,818 32,941 34,828 33,327 40,752 Cost of revenues 24,486 23,964 25,408 23,326 26,036 26,170 31,891 Gross margin 8,979 10,608 9,410 9,615 8,792 7,157 8,861 Total non-medical expenses 7,453 8,797 7,624 7,845 8,469 9,473 9,183 Operating income from unconsolidated joint venture 346 331 321 402 264 500 1,551 Operating income (loss) 1,872 2,143 2,107 2,173 587 (1,816) 1,229 Total other expense, net 23 84 50 37 25 12 307 Income (loss) before income taxes 1,849 2,059 2,057 2,136 562 (1,829) 921 Net income (loss) 1,103 1,229 1,304 1,254 334 (1,091) 534 Prospect Financial Data – Pre-Alta Acquisition (1) ($ in 000s) (1) Alta acquired 8/8/07; ProMed Acquired 6/1/07 2006 2007 Q1 Q2 Q3 Q4 Q1 Q2 Q3

IPA Acquisitions Continue $90.0 million revenue, $9.0 million operating income Upland Medical Group establishes new hub in rapidly growing Inland Empire Sizable, fast-growing market with large number of Seniors 81,000 ProMed lives + 166,000 Prospect lives = 247,000 total lives Adds 10,000 new Senior lives Base for additional regional IPA acquisitions Excellent management team Prospect is now the sixth-largest IPA in California Acquired for $41.0 million in cash, $7.0 million in stock ProMed Healthcare

FY 2006 revenues of $107.0 million, operating income of $16.9 million (after interest expense of $4.6 million) Privately-held owner and operator of 4 community-based hospitals in greater Los Angeles Combined 339 licensed beds served by 351 on-staff physicians Physician-driven model Successful turnaround Acquired for cash and stock totaling $103.0 million, and debt refinancing of $41.0 million $145 million term debt, $10 million revolver 11% blended interest rate Series B Preferred Stock to be converted to common pursuant to shareholder vote Acquisition of Alta Healthcare System 1 - Van Nuys Community Hospital 2 - Hollywood Community Hospital 3 - Los Angeles Community Hospital 4 - Norwalk Community Hospital 2 1 3 4

Alta Acquisition Rationale Creates a vertically-integrated medical services platform Addresses increasing demand from HMOs to contract with managed care partners that offer an integrated physician/hospital solution Highly effective medical management which facilitates: Superior benefits to enrollee Strong value proposition to primary care physician Unparalleled reputation for quality of service Facilitates hospital acquisition opportunities Organic growth advanced by focusing IPA development around Alta hospitals

Benefits to Prospect Develop IPA networks around Alta’s physician relationships Potential to gain control of Medicare revenue stream Opportunistically drive marginal business to Alta facilities where geographic and market conditions are favorable Execute more favorable contracts with HMOs IPA IPA IPA IPA IPA IPA PATIENTS PATIENTS HOSPITAL

Gain HMO hospital admissions that are currently leaving its network Alta’s cost efficient operating model with Prospect’s current hospital rates should contribute to Alta’s profitability Acquire hospitals in regions where Prospect has IPA networks Benefits to Alta Hollywood Van Nuys Los Angeles Norwalk

FY 2006 Pro-Forma and Future Initiatives ($ in 000s) Financial Salients - Most Recent Audited Fiscal Year Prospect ProMed Alta Subtotal Est. Expense Adjustments Combined 2007 Developments & Initiatives 2008 Initiatives 2006 2006 2006 Reclass Interest Depr & Tax Rate 2006 Audited Audited Audited Alta Int Exp Amort to 40% (Pro Forma) Revenue 135,796 89,767 106,969 332,532 332,532 Prospect: Prospect: Significant '07 investments - lowered earnings Investment payoffs begin Medical expenses 97,184 72,824 0 170,008 170,008 Largely completed/some recurring Develop Networks around Alta Hospitals Operating expenses, excl depr. 30,205 7,856 88,826 -4,604 122,283 122,283 Laying groundwork for 2008 Target hospital partner - central OC Depreciation & amortization 1,513 191 1,292 2,996 10,000 12,996 Senior member growth focus Rapid debt paydown - 100% in 5-6 years = Joint Venture income 1,400 0 0 1,400 1,400 ProMed: ProMed: Operating income 8,294 8,896 16,852 38,645 28,645 Continued strong operations growth Continue strong operations growth MLR focus - decreasing costs Interest income (expense) net -194 844 In OpEx -4,604 -3,954 -13,000 -16,954 Physician exclusivity initiative Target PrimeCare doctors Pretax income 8,084 9,740 16,851 34,691 11,691 Alta: Alta: Income tax provision 3,194 3,811 5,700 12,705 -5,200 -4,000 1,171 4,676 Continued strong operating & census growth Continue strong operating & census growth Sign up admitting physicians to Prospect IPA's Net income 4,890 5,929 11,151 21,986 7,015 Assist with resolution of Brotman Target OC hospital partner Diluted Shares 8,100 1,540 10,250 19,890 19,890 Other Cross-Fertilization Initiatives Notes re. pro forma financials: Diluted EPS 0.60 3.85 1.09 1.11 0.35 Depreciation & Amortization = non cash CapEx 641 51 750 1442 1,442 Interest Expense - Will decrease rapidly Free cash flow (FCF) 5,762 6,069 11,693 23,540 18,569 EPS/FCF will rise as debt/interest exp decline FCF/Share 0.71 3.94 1.14 1.18 0.93 Operating Income/Share 1.02 5.78 1.64 1.94 1.44 NOTES: (1) Diluted shares and EPS for ProMed (acquired 6/1/07) and Alta (acquired 8/8/07) are hypothetical, using shares issued in connection with acquisitions, but before additional depreciation, (2) Additional Interest on $140M of acquisition debt ($135M by FYE) at approx. 11% + 1% for amortized debt costs = $16.5M. Loss of ProMed income on cash balances = $0.8M. Replacement (3) Purchase price allocation studies are in process. Additional amounts will be allocated to intangible and other assets. Some portion will be depreciable. Preliminary estimated of additional (4) Assume 40% tax effect on additional interest and depreciation Formal 8-K/A on Alta transaction to be filed in late October and will have more complete pro forma information and other pro forma adjustments. This presentation is to illustrate the combined enterprise and larger pro forma items. depreciation - $3M p.a. for ProMed and $7M p.a. for Alta of Alta debt and $4.6M interest. Assume total of $13M of increased interest expense in year one. Less in each successive year. amortization and interest expense. Annual Payoff = $5M + "excess cash flow" (due to required basis step up at purchase) de-leverage Bal Sheet + Elim Int Exp

Vertically Integrated Healthcare Services Provider Sixth-largest IPA in California Manage 247,000 HMO lives Operations in 4 contiguous counties 14 IPAs 4 community-based hospitals 9,000 physicians Agreements with all major HMOs Prospect and ProMed revenue and operating income as of 9/30/06; Alta revenue and operating income as of 12/31/06 . Prospect and ProMed lives as of 6/30/07 (1) After interest expense of $4.6 million. As of August 2007 ($ in millions) Revenues Op. Inc. IPAs Lives Hospitals Prospect $135.8 $ 8.3 12 166,000 -- ProMed $ 90.0 $ 9.0 2 81,000 -- Alta $107.0 $16.9 (1) -- -- 4 $332.8 $34.2 14 247,000 4

FY 2006 Historical and Pro-Forma Financial Data $28.3 $53.9 $57.0 $56.7 $74.2 $70.1 $68.5 $129.5 $135.8 $133.5 Gross Revenue ($0.8) $1.1 $0.2 ($.08) $2.1 $1.9 $1.8 $8.7 $9.1 $8.2 $3.8 $4.1 $3.3 $4.3 $4.7 $6.0 $7.2 $22.9 $27.0 $33.8 ($ in millions) $332.5 Est. 2006 Pro-Forma Est. 2006 Pro-Forma Est. 2006 Pro-Forma $28.6 $102.0 Operating Income Shareholders’ Equity Depreciation & Amortization FY ‘97 – $ 0.2 FY ‘98 - $ 1.2 FY ’99 - $ 1.7 FY ’00 - $ 1.5 FY ‘01 - $ 1.7 FY ‘02 - $ 0.6 FY ‘03 - $ 0.5 FY ‘04 - $ 0.7 FY ‘05 - $ 0.9 FY ‘06 - $ 1.5 Pro-Forma FY ’06 - $13.0 -$5 $0 $5 $10 $15 $20 $25 $30 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '06 $0 $50 $100 $150 $200 $250 $300 $350 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '06 $0 $20 $40 $60 $80 $100 $120 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '06

Acquisitions have added significant size, scale, and geography Vertically-integrated platform aligns business model with HMO demands, and establishes platform for future acquisitions Favorable Medicare reimbursement environment Attractive service area and demographics Limited integration risk Conservative credit profile and strong free cash flow expected to lead to rapid deleveraging Key Considerations

Prospect Medical Holdings, Inc. (AMEX:PZZ) A Vertically-Integrated Medical Services Provider Serving Southern California October 2007